                                                                  Exhibit 10.1

                                NOVEMBER 15, 2000
                        DART 2000-1 DISTRIBUTION SUMMARY

WIRE/DEPOSIT TO:                                  IN CONSIDERATION OF:                         IN THE AMOUNT OF:

1. Premier Auto Finance, Inc.                     Reimburse Previous Advances                           0.00

2. Bank of New York                               Indenture Trustee Fee                                 0.00

3. Chase                                          Owner Trustee Fee                                     0.00

4. Premier Auto Finance, Inc.                     Servicing Fees                                  564,711.41
                                                  Late Fees                                       102,397.65
                                                                                               -------------
                                                  Total Servicing Fees                            667,109.06

5. Note Distribution Account                      Note Interest                                 3,876,291.37

6. Certificate Distribution Account               Certificate Interest                             87,068.70

7. Note Distribution Account                      Principal Payable                            25,494,136.83

8. Certificate Distribution Account               Principal Payable                                     0.00

9. Premier Auto Finance, Inc.                     Reserve Balance Reduction                     1,789,482.61
                                                                                               -------------
TOTAL AMOUNT WIRED/DEPOSITED:                                                                  31,914,088.57
                                                                                               =============

/s/ Randall S. Royer
-----------------------------
Randall S. Royer
VP - Assistant Treasurer

/s/ Gil Van Over
-----------------------------
Gil Van Over
EVP - Chief Operating Officer

              DEALER AUTO RECEIVABLES OWNER TRUST 2000-1

     190,000,000.00      6.69% Dealer Auto Receivables Asset-Backed Notes, Class A-1
     274,000,000.00      7.01% Dealer Auto Receivables Asset-Backed Notes, Class A-2
     168,000,000.00      7.07% Dealer Auto Receivables Asset-Backed Notes, Class A-3
      83,251,000.00      7.12% Dealer Auto Receivables Asset-Backed Notes, Class A-4
      24,470,000.00      7.46% Dealer Auto Receivables Asset-Backed Notes, Class B
      13,175,591.56      7.93% Dealer Auto Receivables Asset- Backed Certificates

                                 MONTHLY REPORT
                   FOR THE NOVEMBER 15, 2000 DISTRIBUTION DATE

A    CALCULATION OF AVAILABLE AMOUNTS

     1    Available Principal (as defined in Article I of the Sale and Servicing Agreement)                        $ 24,576,019.01
                                                                                                                   ---------------

     2    Available Interest (as defined in Article I of the Sale and Servicing Agreement)                         $  7,116,366.28
                                                                                                                   ---------------

     3    Available Amounts (l. plus 2.)                                                                           $ 31,692,385.29
                                                                                                                   ---------------

B    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT                                                                 $ 25,494,136.83
     (as defined in Article I of the Sale and Servicing Agreement)                                                 ---------------

C    CALCULATION OF NOTE MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT                                                    $ 25,494,136.83
                                                                                                                   ---------------

     1    Note Percentage for such Distribution Date

          (a)  for each Distribution Date to but excluding the Distribution Date on which the principal amount
               of the Class B Notes is reduced to zero                                                                      100.00%
                                                                                                                   ---------------

          (b)  after the principal amount of the Class B Notes have been reduced to zero                                      0.00%
                                                                                                                   ---------------

     2    Principal Distributable Amount (from B)                                                                  $ 25,494,136.83
                                                                                                                   ---------------

     3    Note Monthly Principal Distributable Amount for

          (a)  Class A-1 Notes                                                                                     $ 25,494,136.83
                                                                                                                   ---------------

          (b)  Class A-2 Notes                                                                                     $          0.00
                                                                                                                   ---------------

          (c)  Class A-3 Notes                                                                                     $          0.00
                                                                                                                   ---------------

          (d)  Class A-4 Notes                                                                                     $          0.00
                                                                                                                   ---------------

          (e)  Class B Notes                                                                                       $          0.00
                                                                                                                   ---------------

          (f)  Note Principal Carryover Shortfall                                                                  $          0.00
                                                                                                                   ---------------

D    CALCULATION OF NOTE MONTHLY INTEREST DISTRIBUTABLE AMOUNT

     1    Class A-1 Interest Rate                                                                                             6.69%
                                                                                                                   ---------------

     2    Class A-2 Interest Rate                                                                                             7.01%
                                                                                                                   ---------------

     3    Class A-3 Interest Rate                                                                                             7.07%
                                                                                                                   ---------------

     4    Class A-4 Interest Rate                                                                                             7.12%
                                                                                                                   ---------------

     5    Class B Interest Rate                                                                                               7.46%
                                                                                                                   ---------------

     6    Class A-1 Note Interest Distributable Amount                                                             $    639,796.94
                                                                                                                   ---------------

     7    Class A-2 Note Interest Distributable Amount                                                             $  1,600,616.67
                                                                                                                   ---------------

     8    Class A-3 Note Interest Distributable Amount                                                             $    989,800.00
                                                                                                                   ---------------


                                             Page 1 of 5

     9    Class A-4 Note Interest Distributable Amount                                                             $    493,955.93
                                                                                                                   ---------------

     10   Class B Note Interest Distributable Amount                                                               $    152,121.83
                                                                                                                   ---------------

     11   Aggregate Interest Carryover Shortfall for each Class for such Distribution Date                         $          0.00
                                                                                                                   ---------------

     12   Note Monthly Interest Distributable Amount (the sum of items D.6, D.7, D.8, D.9, D.10 and D.11)          $  3,876,291.37
                                                                                                                   ---------------

E    CALCULATION OF NOTE DISTRIBUTABLE AMOUNT (SUM OF C.3 PLUS D.12.)                                              $ 29,370,428.20
                                                                                                                   ---------------

F    CALCULATION OF CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT

     1    Certificate Balance                                                                                      $ 13,175,591.56
                                                                                                                   ---------------

     2    Principal Distributable Amount                                                                           $          0.00
                                                                                                                   ---------------

     3    Certificate Percentage for each respective Distribution Date

     3    (a)  for each Distribution Date to but excluding the Distribution Date on which the Principal
               Amount of the Class B Notes is reduced to zero                                                                 0.00%
                                                                                                                   ---------------

     3    (b)  on the Distribution Date on which the Principal Amount of the Class B Notes is reduced to zero
                                                                                                                   ---------------

     3    (c)  thereafter                                                                                                   100.00%
                                                                                                                   ---------------

     4    (a)  Principal Distributable Amount multiplied by the Certificate Percentage for such
               Distribution Date                                                                                   $          0.00
                                                                                                                   ---------------

     4    (b)  Certificate Principal Carryover Shortfall for such Distribution Date                                $          0.00
                                                                                                                   ---------------

     5    Certificate Principal Distributable Amount (the sum of 4.(a) and 4.(b))                                  $          0.00
                                                                                                                   ---------------

G    CALCULATION OF CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT

     1    Certificate Pass-Through Rate                                                                                       7.93%
                                                                                                                   ---------------

     2    (a)  Certificate Monthly Interest Distributable Amount                                                   $     87,068.70
                                                                                                                   ---------------

     2    (b)  Certificate Interest Carryover Shortfall for such Distribution Date                                 $          0.00
                                                                                                                   ---------------

     3    Certificate Interest Distributable Amount (sum of 2.(a) and 2.(b))                                       $     87,068.70
                                                                                                                   ---------------

H    CALCULATION OF CERTIFICATE DISTRIBUTABLE AMOUNT (SUM OF F.5 AND G.3)                                          $     87,068.70
                                                                                                                   ---------------

I    FEES

     1    The Monthly Servicing Fee for such Distribution Date                                                     $    564,711.41
          (1/12 of the product of 1% and the Aggregate Principal Balance of the Contracts as of the                ---------------
          beginning of the preceding Distribution Date)

     2    Late Payment Penalty Fees for such Distribution Date                                                     $    102,397.65
                                                                                                                   ---------------

     3    Extension Fees for such Distribution Date                                                                $          0.00
                                                                                                                   ---------------

     4    Indenture Trustee Fee for such Distribution Date                                                         $          0.00
                                                                                                                   ---------------

     5    Owner Trustee Fee for such Distribution Date                                                             $          0.00
                                                                                                                   ---------------

J    CALCULATION OF THE AVAILABLE AMOUNTS FOR SUCH DISTRIBUTION DATE

     1    The amount of funds deposited into the Collection Account pursuant to Section 5.05(b) of the
          Sale and Servicing Agreement with respect to the related Due Period                                      $ 31,794,783.01
                                                                                                                   ---------------

          a    All amounts received by the Indenture Trustee or the Servicer with respect to principal and interest on the Contracts, as well as Late Payment Penalty Fees and Extensions Fees
               for related Due Period                                                                              $ 31,531,841.16
                                                                                                                   ---------------



                                             Page 2 of 5

          b    All Net Liquidation Proceeds                                                                        $      3,296.52
                                                                                                                   ---------------

          c    The aggregate of the Repurchase Prices for Contracts required to be repurchased by
               the Depositor as described in Section 7.05 of the Sale and Servicing Agreement                      $          0.00
                                                                                                                   ---------------

          d    All Advances made by Servicer pursuant to Section 7.02 of the Sale and Servicing Agreement          $    160,168.66
                                                                                                                   ---------------

          e    All amounts paid by the Seller in connection with an optional repurchase of the Contracts
               described in Section 7.07 of the Sale and Servicing Agreement                                       $          0.00
                                                                                                                   ---------------

          f    All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts as contemplated in Section 5.05(b) of the
               Sale and Servicing Agreement                                                                        $     99,476.67
                                                                                                                   ---------------

          g    Total amount of funds deposited into the Collection Account pursuant to Section 5.05(b)             $ 31,794,783.01
               (the sum of a. through g.)                                                                          ---------------

     2    The amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses
          (i) through (iii) of Section 7.03(a) of the Sale and Servicing Agreement with respect to related
          Due Period                                                                                               $    564,711.41
                                                                                                                   ---------------

          a    Amounts to be paid to the Servicer as the Reimbursement Amount in accordance with
               Section 7.02 of the Sale and Servicing Agreement                                                    $          0.00
                                                                                                                   ---------------

          b    Amounts to be paid to the Servicer in respect to the Servicing Fee for the related Due Period       $    564,711.41
                                                                                                                   ---------------

          c    Amounts to be paid to the Indenture Trustee in respect of the Indenture Trustee Fee for the
               related Due Period                                                                                  $          0.00
                                                                                                                   ---------------

          d    Amounts to be paid to the Owner Trustee in respect of Owner Trustee Fee for related Due Period      $          0.00
                                                                                                                   ---------------

          e    Total amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (i) through (iii) Section 7.03(a) of the Sale and Servicing Agreement with respect to
               the related Due Period (sum of a. through d.)                                                       $    564,711.41
                                                                                                                   ---------------

     3    The Available Amounts (not including amounts from Reserve Fund Account) for such Distribution
          Date available to pay Note Distributable Amounts and Certificate Distributable Amounts                   $ 31,230,071.60
          (1(g) minus 2(e))                                                                                        ---------------

     4    The Available Amounts otherwise distributable to the Certificateholders that will be distributed
          to the Noteholders on such Distribution Date                                                             $          0.00
                                                                                                                   ---------------

K    THE SHORTFALL OF AVAILABLE AMOUNTS FOR SUCH DISTRIBUTION DATE TO PAY EITHER THE NOTE DISTRIBUTABLE
     AMOUNT OR THE CERTIFICATE DISTRIBUTABLE AMOUNT                                                                $          0.00
     (the Available Amounts for such Distribution Date minus the sum of the Note Distributable Amount              ---------------
     as set forth in E. and the Certificate Distributable Amount as set forth in H.)

L    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE NOTE
     INTEREST DISTRIBUTABLE AMOUNT                                                                                 $          0.00
                                                                                                                   ---------------

M    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
     CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT                                                                     $          0.00
                                                                                                                   ---------------

N    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE NOTE
     PRINCIPAL DISTRIBUTABLE AMOUNT                                                                                $          0.00
                                                                                                                   ---------------

O    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE CERTIFICATE
     PRINCIPAL DISTRIBUTABLE AMOUNT                                                                                $          0.00
                                                                                                                   ---------------

P    INTEREST EARNINGS ON THE RESERVE FUND.                                                                        $    125,084.86
                                                                                                                   ---------------

Q    THE AMOUNT ON DEPOSIT IN THE RESERVE FUND AFTER GIVING EFFECT TO DEPOSITS AND WITHDRAWALS THEREFROM
     ON SUCH DISTRIBUTION DATE                                                                                       27,716,980.11
                                                                                                                   ---------------



                                             Page 3 of 5

R    THE SPECIFIED RESERVE FUND AMOUNT FOR SUCH DISTRIBUTION DATE WILL BE AN AMOUNT EQUAL TO THE
     LESSER OF (i) THE AGGREGATE UNPAID PRINCIPAL BALANCE OF THE CLASS A-1 NOTES, THE CLASS A-2 NOTES,
     THE CLASS A-3 NOTES, THE CLASS A-4 NOTES AND THE CLASS B NOTES AND THE CERTIFICATE BALANCE AS OF
     SUCH DISTRIBUTION DATE, AND (ii) THE GREATER OF:

     (a)  4.25% of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate Balance
          on such Distribution Date, except that if a Reserve Fund Trigger Event shall have occurred and be continuing on such Distribution Date, then the percentage of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the
          Class A-4 Notes and the Class B Notes and the Certificate Balance referred to in this clause
          (a), shall be equal to 6.50%; and

     (b)  1.00% of the Aggregate Principal Balance as of the Cutoff Date.                                          $ 27,716,980.11
                                                                                                                   ---------------


S    THE POOL FACTOR

                                   Factor immediately Before               Factor immediately After
                                   such Distribution Date                  such Distribution Date
          Class A-1 Note      1    0.6040094                           7   0.4698297
                                   ---------                               ---------

          Class A-2 Note      2    1.0000000                           8   1.0000000
                                   ---------                               ---------

          Class A-3 Note      3    1.0000000                           9   1.0000000
                                   ---------                               ---------

          Class A-4 Note      4    1.0000000                          10   1.0000000
                                   ---------                               ---------

          Class B Note        5    1.0000000                          11   1.0000000
                                   ---------                               ---------

          Certificate         6    1.0000000                          12   1.0000000
                                   ---------                               ---------

T    DELINQUENT CONTRACTS

     1    31-59 Days                                                                                1,676          $ 15,843,102.37
                                                                                                    -----          ---------------


     2    60-89 Days                                                                                  275          $  4,182,845.14
                                                                                                    -----          ---------------


     3    90 or More Days                                                                             136          $  1,703,829.33
                                                                                                    -----          ---------------


               Total Delinquent Receivables                                                         2,087          $  5,886,674.47
               60+ Days Delinquencies as Percentage of Receivables                                                            0.86%

               Delinquency Ratio for Second Preceding Collection Period    (Reserve Fund Trigger Event >= 2.0%)               0.41%
               Delinquency Ratio for Preceding Collection Period           (Reserve Fund Trigger Event >= 2.0%)               0.75%
               Delinquency Ratio for Current Collection Period             (Reserve Fund Trigger Event >= 2.0%)               0.86%
               Average Delinquency Ratio                                   (Reserve Fund Trigger Event >= 2.0%)               0.67%

U    DEFAULTED CONTRACTS

     1    Total Defaulted Contracts                                                                   278          $  3,655,851.16
                                                                                                                   ---------------


     2    Identity (attach)


     3    Liquidation proceeds for the Due Period                                                                  $     18,934.37
                                                                                                                   ---------------


     4    Liquidation expenses for the Due Period                                                                  $     15,637.85
                                                                                                                   ---------------


     5    Net Liquidation Proceeds for the Due Period                                                              $      3,296.52
                                                                                                                   ---------------



                                             Page 4 of 5

     6    Net Liquidation Losses for the Due Period                                                                $    918,117.82
                                                                                                                   ---------------


               Principal Recoveries of Defaulted Receivables                                                       $      11,021.65
               Principal on Defaulted Receivables                                                                  $   3,655,851.16
               Pool Balance at Beginning of Collection Period                                                      $677,653,696.44
               Net Loss Ratio for Current Collection Period                                                                   1.63%

               Net Loss Ratio for Second Preceding Collection Period       (Reserve Fund Trigger Event >= 2.5%)               1.68%
               Net Loss Ratio for Preceding Collection Period              (Reserve Fund Trigger Event >= 2.5%)               1.27%
               Net Loss Ratio for Current Collection Period                (Reserve Fund Trigger Event >= 2.5%)               1.63%
               Average Net Loss Ratio                                      (Reserve Fund Trigger Event >= 2.5%)               1.52%

V    ADVANCES

     1    Unreimbursed Advances prior to such Distribution Date                                                    $    546,400.99
                                                                                                                   ---------------

     2    Amount paid to Servicer on such Distribution Date to reimburse Servicer for such
          unreimbursed Advances                                                                                    $          0.00
                                                                                                                   ---------------

     3    Amount of Delinquent Interest for the related Due Period                                                 $    160,168.66
                                                                                                                   ---------------

     4    Amount of new Advances on such Distribution Date (if such amount is less than the amount of
          Delinquent Interest, attach the certificate required by Section 7.02 of the Sale and Servicing           $    160,168.66
          Agreement)                                                                                               ---------------

     5    Total of unreimbursed Advances after new Advances on such Distribution Date                              $    706,569.65
                                                                                                                   ---------------

W    REPURCHASED CONTRACTS

     1    Number of Contracts to be repurchased pursuant to Section 7.07 of the Sale and Servicing
          Agreement                                                                                                              0
                                                                                                                   ---------------

     2    Principal Amount of such Contracts                                                                       $          0.00
                                                                                                                   ---------------

     3    Related Repurchase Price of such Contracts                                                               $          0.00
                                                                                                                   ---------------

X    CONTRACTS

     1    Number of Contracts as of beginning of Due Period                                                                 57,806
                                                                                                                   ---------------

     2    Principal Balance of Contracts as of beginning of Due Period                                             $677,653,696.44
                                                                                                                   ---------------

     3    The weighted average Contract Rate of the Contracts as of the beginning of the Due Period                          11.61%
                                                                                                                   ---------------

     4    The weighted average remaining term to maturity of the Contracts as of the beginning of the
          Due Period                                                                                                         45.00
                                                                                                                   ---------------

     5    Number of Contracts as of end of Due Period                                                                       56,574
                                                                                                                   ---------------

     6    Principal Balance of Contracts as of end of Due Period                                                   $652,159,559.61
                                                                                                                   ---------------

     7    The weighted average Contract Rate of the Contracts as of the end of the Due Period                                11.62%
                                                                                                                   ---------------

     8    The weighted average remaining term to maturity of the Contracts as of the end of the Due
          Period                                                                                                             44.17
                                                                                                                   ---------------



                                             Page 5 of 5